Subaye, Inc. Provides Update on Status of Quarterly Filing

GUANGZHOU CITY, China, February 22, 2011 -- Subaye, Inc. (Nasdaq: SBAY) ("Subaye" or the "Company"), a leading online business services provider in China engaged in enterprise cloud computing, video marketing and business to consumer (“B2C”) online solutions announced today it will require additional time to complete its quarterly financial results and file its Form 10-Q with the U.S. Securities and Exchange Commission (SEC). The quarterly results were due to be filed with the SEC by February 22, 2011.

James Crane, Subaye’s Chief Financial Officer, stated “We have worked tirelessly alongside our new auditors to review Subaye’s operations, financial reporting and accounting records for the current quarter and prior year periods. Subaye undertook this corporate initiative with our shareholders’ best interest in mind, in order to ensure that Subaye’s investors and potential investors could invest in Subaye knowing that Subaye had the most transparent and complete financial records available. We believe this initiative is consistent with our decision to work with a top tier auditor. Unfortunately, due to ongoing closing procedures, insufficient availability of accounting and administrative staff and the Chinese New Year holidays, which were earlier than normal this year, the timing and completion of certain meetings with third party vendors, significant shareholders and sales agents outside of Guangdong Province, have all been difficult to arrange thus far. We expect these meetings to take place over the coming weeks. Once the meetings are complete Subaye will work to finalize the financial reporting for the quarter ended December 31, 2010.”

Subaye has informed the NASDAQ OMX Group that it will require additional time to complete the quarterly results and file the Form 10-Q with the SEC. Subaye has been informed that a customary listing deficiency notice letter will be mailed to Subaye immediately. This letter will explain that standard compliance guidelines will need to be met by Subaye in a to-be-determined timeline not to exceed 180 days.

Zhiguang Cai, Subaye’s Chief Executive Officer, stated “We are committed to meeting our financial reporting obligations as soon as practical.  I want to reiterate that the decision to undertake this corporate initiative was made to benefit our shareholders and while the transition period continues, it will ultimately give our investors and potential investors the confidence they need.  We will update our shareholders as soon as possible on the specific timing of our Form 10-Q filing through the formal press release and Form 8-K filing process.”

About Subaye, Inc.

Subaye, Inc. is a leading online business services provider in China engaged in enterprise cloud computing, video marketing and business to consumer (B2C) business solutions. Subaye’s online business services include B2C ecommerce, emanagment solutions, emarketing solutions, eservice solutions and video search engine optimization. For further information on Subaye, Inc., please visit http://www.subaye.net.

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about Subaye, Inc.'s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Subaye, Inc.'s operations are conducted in the People's Republic of China ("PRC") and, accordingly, are subject to special considerations and significant risks not typically associated with companies in North America. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation. Other potential risks and uncertainties include but are not limited to the ability to procure, properly price, retain and successfully complete projects, and changes in products and competition. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Readers should review carefully reports or documents the Company files periodically with the Securities and Exchange Commission.

For more information, please contact:
Company:
James Crane
Chief Financial Officer
Email: jcrane@subaye.net
China: +86-186-2136-3580
U.S.: +1-617-699-6325

Investor Relations:
Michael Feldman
Email: mfeldman@subaye.net
Hong Kong: +852-9784-1855